UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 12, 2007

(Date of earliest event reported)

Tripos, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-23666	43-1454986
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1699 South Hanley Rd.
St. Louis, MO	63144	(314) 647-1099
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — Corporate Governance and Management

Item 5.03.              Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On January 12, 2007, The Board of Directors of Tripos, Inc., (the “Company”) unanimously voted to approve an amendment to Section 2.08 (the “Amendment”) of the Company’s Amended and Restated Bylaws (the “Bylaws”), which Amendment became effective on January 12, 2007.  The Amendment was effected in order to conform shareholder quorum requirements with the provisions of the Utah Revised Business Corporation Act.  A copy of the Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

SECTION 9 — Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

3.1                                 Amendment to Amended and Restated Bylaws of Tripos, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2007	TRIPOS, INC.

	By:	/s/ John D. Yingling
John D. Yingling
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to Amended and Restated Bylaws of Tripos, Inc.